   UNITED STATES

   SECURITIES AND EXCHANGE COMMISSION

   Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2008

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-04795 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)

The Boyle Building, 2nd Floor

31 Queen Street

Hamilton, Bermuda HM 11

(Address of principal executive offices, including zip code)

(441) 296-8560

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 8.01       Other Events

On February 11, 2008, American Safety Holdings Corp., a wholly-owned subsidiary of the Registrant, completed the acquisition  for cash of 100% of the membership interests of LTC Risk Management, LLC and LTC Insurance Services, LLC d/b/a The Westwood Group. Each of the acquired entities is an Ohio limited liability corporation.  The LTC group of companies provides insurance and risk management solutions for the long-term care industry.

The Registrant issued a press release concerning the acquisition on February 11, 2008, a copy of which is attached as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is being furnished herewith:

Exhibit No.	Description
99.1.1	Press Release of American Safety Insurance Holdings, Ltd. issued February 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
Registrant
Date: February 11, 2008	By:	/s/ Stephen R. Crim
Stephen R. Crim
President/CEO